Confidential and proprietary
©2007 Discover Financial Services
Investor
Presentation
©2007 Discover Financial Services
Merrill Lynch
Banking & Financial Services
Investor Conference
November 13, 2007
Exhibit 99.1

©2007 Discover Financial Services
Notice
The following slides are part of a presentation by Discover Financial Services (the "Company") and are
intended to be viewed as part of that presentation. No representation is made that the information in these slides is complete. The presentation has been prepared solely for informational purposes, is neither an offer to sell nor the solicitation of an offer to buy any security or instrument.
The information provided herein may include certain non-GAAP financial measures. The reconciliations of such measures to the comparable GAAP figures are included in the Company’s Registration Statement on
Form 10, as amended and the Company’s Form 10-Q for the
3rd
Quarter 2007, each of which is on file with
the SEC.
The presentation contains forward-looking statements. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made, which reflect management’s estimates, projections, expectations or beliefs at that time and which are subject to risks and uncertainties that may cause actual results to differ materially. For a discussion of certain risks and uncertainties that may affect the future results of the Company, please see "Special Note Regarding
Forward-Looking Statements," "Risk Factors," "Business - Competition," "Business – Regulatory Matters"
and "Management’s Discussion and Analysis of Financial Condition and Results of Operations" in the
Company’s Information Statement that is included as part of its Registration Statement on Form 10, as amended, and the Company’s Form 10-Q for the
3rd
Quarter 2007, each of which is on file with the SEC.
The historical financial information prior to the Company’s spin-off from Morgan Stanley included in the presentation has been derived from Morgan Stanley’s consolidated financial statements and does not necessarily reflect what our financial condition, results of operations or cash flows would have been had we operated as a separate, stand-alone company during such periods presented.

3 ©2007 Discover Financial Services David W. Nelms CHIEF EXECUTIVE OFFICER Today’s Agenda • Business Overview and Results • Segment Review • Capital Management • Conclusion

©2007 Discover Financial Services
• U.K. cards issued by
Goldfish Bank
– 2MM cardmembers
– $4.4Bn receivables
– Operating on MasterCard
and Visa networks
• PULSE and Discover
Network third-party
payments business
– 4,400+ financial
institutions
– 2.8Bn transactions
• Discover cards issued on
Discover Network
– 6
th
largest issuer
– 50MM cardmembers
– $47.4Bn receivables
– 4MM+ merchants
International Card
Third Party
Payments U.S. Card
Business Segments and Objectives
• Grow transactions
15%+
• Grow third-party credit
and debit volume 18%+
• Eliminate U.K. Loss • Grow Loans 4% – 8%
• Maintain Credit Quality
• 20%+ ROE
• 2.9% pretax ROMR
Objectives
• Complete rollout of acceptance strategy
Note: All data as of August 31, 2007

©2007 Discover Financial Services
Performance Against Objectives
Objectives
U.S. Card
• Grow loans 4 - 8%
• Maintain credit quality
• 2.9% pretax ROMR
Third-Party Payments
• Grow credit and debit volume 18%+
International Card
• Eliminate loss
5% growth
3.70% charge-off rate
3.16% 30+ day delinquency
3Q Results
29% volume growth
3.3% pretax ROMR
Significant loss - turnaround actions
being implemented

©2007 Discover Financial Services
Prime Account Generation, Seasoned Customer Base
79%
73%
71%
61%
56%
42%
Discover Citi Chase AMEX BofA Capital
One
Note:
(1)
Master Trust Balances as of 2Q07
> 5 Years
Average FICO Score on
New Accounts Portfolio Tenure
(1)
734
738
737
734
0
100
200
300
400
500
600
700
800
2004 2005 2006 10/31/07
YTD

©2007 Discover Financial Services
30+ Day Managed Delinquency Rate
(1)
0%
1%
2%
3%
4%
5%
6%
2004 2005 2006 1Q07 2Q07 3Q07
Strong Relative Credit Performance
Charge-off Rate
(1)
0%
1%
2%
3%
4%
5%
6%
7%
2004 2005 2006 1Q07 2Q07 3Q07
Discover
(2)
Chase
(3)
Capital One
(2)
AMEX
(2)
BofA
(4)
Citigroup
(2)
Discover
(2)
Chase
(3)
Capital One
(2)
AMEX
(2)
BofA
(4)
Notes:
(1)
Discover fiscal year, all others calendar year
(2)
U.S. Card
(3)
Card Services
(4)
U.S. Consumer and Business Card
Source: SEC Filings

©2007 Discover Financial Services
• Rising unemployment
• Regional weakness in housing
• Slower retail sales growth
• Higher energy prices
U.S. Credit Outlook
Fiscal 2008 Outlook
• Higher fee income
• Higher yield
• Lower funding costs
• Lower expense ratio
Offsets
• Estimated full year Discover Card
charge-off rate of 4.25% – 4.75%

©2007 Discover Financial Services
U.S. Receivables Growth
-5%
0%
5%
10%
15%
20%
25%
2004 2005 2006 1Q07 2Q07 3Q07
Discover
Chase
(2)
Capital One
AMEX BofA
(3)
Citi
Notes:
(1)
U.S. Card unless otherwise noted
(2)
Card Services
(3)
U.S. Consumer and Business Card
Receivables (YOY)
(1)
Source: SEC Filings

10 ©2007 Discover Financial Services U.S. Card Objective Brand Customer Satisfaction Rewards Acceptance Profitable Growth

©2007 Discover Financial Services
Unaided Brand Awareness
(1)
Leading Brand
15%
23%
63%
62%
25%
28%
AMEX Discover Capital
One
Citi Chase BofA
Note:
(1)
GfK Arbor, January 2007
Brand Advantages
• Differentiation
• Response rates
• Loyalty
Only company to win Brandweek’s
“Customer Loyalty Award”
10 years in a row

©2007 Discover Financial Services
2007 J.D. Power
Card Satisfaction Index
Leader in Customer Satisfaction
571
607
617
636
638 646
651
652
728
735
AMEX Discover Citi Chase U.S.
Bank
WaMu Wells
Fargo
Capital
One
BofA HSBC
Discover
Ranking
Satisfaction
Categories
#2 Problem Resolution
#2 Fees/Rates
#1 Billing/Pmt Proc
#1 Rewards
#2 Benefits/Features
#2 Credit Card Index
Source: 2007 Credit Card Satisfaction Study-J.D. Power

Consumer Reports

DISCOVER

Kiplinger's

DISCOVER
6011 0000 0000

BRANDWEEK

DISCOVER
6011 0000 0000

SmartMoney

Miles
by DISCOVER
6011 0000 0000

DISCOVER FINANCIAL SERVICES

©2007 Discover Financial Services
Leader in Cash Rewards
• One of the “best cash-
back credit cards” – 7/07
• Rated one of the “top
gasoline cards” – 7/07
• “A credit card it pays to
pay” 7/07
• “Versatile travelers: If
you’re frequently traveling
by plane, train and
automobile, rejoice” 5/07
More
Open Road
Motiva
Miles
35%
41%
55%
47%
41%
3Q06 4Q06 1Q07 2Q07 3Q07
Source: Comperemedia
Cash Reward Mail Share
AMEX
HSBC Chase Discover
Citi Other
–

globalpayments

FIRST DATA

NOVA

Fifth Third Bank

Bank of America

JPMorganChase

DISCOVER FINANCIAL SERVICES

©2007 Discover Financial Services
~100%
        Large
Merchants
      Small
Merchants
Merchant Acceptance
% of Visa/MasterCard Merchants
Acceptance
Note:
(1)
“A National Retail Census of Product Distribution: Credit Cards” GfK NOP, Spring 2006; based on random sampling of approximately 1% of U.S. retail and service establishments
(1)
~77%
3rd
party
acquirer
opportunity
Sample Third-Party
Acquirers Signed
Third-Party Acquirer Timeline
2005 2009
Internal
Systems/Operations
Sign 3rd
Party
Acquirers
2006 2007 2008
Implementation

©2007 Discover Financial Services
Optimal Acceptance Model
Leverage acquirer scale
and coverage
Economics similar to Visa
and MasterCard
Network
Interchange
Acquirer assessments
~30% of volume
~85% of outlets
Indirect through acquirers
Outsourced Merchants Retained Merchants
Joint marketing opportunities
Direct relationships and scale
provide efficiencies
Advantages
Network and acquiring Expenses
Merchant discount
Merchant fees
Revenue
~70% of volume
~15% of outlets
Mix (target)
Direct Relationship

©2007 Discover Financial Services
New Model Payoff
Improve Acceptance
Change Cardmember
Perception
Drive Cardmember
Usage
• Point-of-sale signage
• Marketing and
advertising
• Primary card
• Higher spend and
balance
• Acquiring
relationships
• Third-Party issuers

©2007 Discover Financial Services
3Q06 4Q06 1Q07 2Q07 3Q07
Third-Party Issuer Progress
Discover Network PULSE
Network Volume (Bn)
$24
$22
$19
$21
$18
Past 4
Quarters
3Q YOY% Volume
29% $86Bn  Total
$5         Discover
Network
$81 PULSE

Comerica

Bank of America.

BancorpSouth

UMB

WOODFOREST NATIONAL BANK

DISCOVER FINANCIAL SERVICES

©2007 Discover Financial Services
PULSE
Primary Sources of Revenue
• Switch fees for ATM, PIN POS and
signature debit transactions
• Participation fees, connectivity fees,
and other product fees
Sample Issuers
Key Facts
• Third largest PIN debit network
(1)
• Over 4,400 issuers
• Past 4 quarters: 2.2 billion transactions
• 26% volume growth 3Q07 vs. 3Q06
Value Proposition
• A leader in U.S. PIN POS acceptance
• Highly competitive interchange
• Leading issuer services
• Broad product line
Note:
(1)
ATM & Debit News, EFT Data Book 2008 Edition

HSBC

AllianceData.

FIRST BANK

MetaBank

DISCOVER FINANCIAL SERVICES

©2007 Discover Financial Services
Discover Network
Primary Sources of Revenue
• Merchant discount/acquirer
interchange
• Issuer assessments and fees
Sample Issuers
Key Facts
• One of only four U.S. signature networks
• 20+ issuers
• Past 4 quarters volume
– $89 billion Discover Card
– $5 billion third-party issuers
Value Proposition
• Strong brand and growing acceptance
• Competitive interchange/assessments
• Flexibility
• Ease of implementation
• Superior fraud controls

UnionPay
银联

JCB
JCB CARDS

DISCOVER
FINANCIAL SERVICES

©2007 Discover Financial Services
International Acceptance Partnerships
• Long-term reciprocal
acceptance agreement signed
in May 2005
• #1 network in China
• 800 million+ cardholder base
• 70% better acceptance than
Visa/MasterCard in China
• Long-term reciprocal
acceptance agreement signed
in August 2006
• #2 network in Japan
• 59 million cardmembers
• Similar acceptance to
Visa/MasterCard in Japan

©2007 Discover Financial Services
2008 UK Outlook
Expect significantly lower loss in 2008
• Removal of one-time charges
• Stabilizing risk environment
• Fee and interest income opportunities
• Expense and rewards savings opportunities
• Business mix shift / shrinking portfolio

©2007 Discover Financial Services
International Card Turnaround
Credit Improvement
Actions
• Tightened acquisition
underwriting, lines
based on new
scorecards (complete)
• Enhanced line
management,
authorizations, cash
strategies (ongoing)
• New collections
platform (complete)
• In-sourcing of Goldfish
collections (complete)
Revenue Improvement
Actions
• Risk based re-pricing of
cash and retail balances
(ongoing)
• Introduction of annual
fees for rewards-based
products (ongoing)
• Focus on fee product
cross sales (ongoing)
• Shifting mix to profitable
revolvers (ongoing)
Expense Improvement
Actions
• Consolidation of
operation centers
(complete)
• Technology and
platform migrations
(complete)
• Leveraging of Discover
vendors and
capabilities (ongoing)
• Focus on IVR and
internet channels
(ongoing)

©2007 Discover Financial Services
Capital Management
• Quarterly dividend of $0.06
($115MM/year)
(3)
• Capital required for 4% - 8% loan
growth
(4)
($190 – $380MM/year)
• Potential for share repurchase
• Potential for highly targeted
acquisitions
• Total common equity of $5.7Bn
(1)
• Tangible common equity of
$4.9Bn
(1)
• Tangible common equity /
managed receivables of 9.6%
(1)
• Historical capital generation
(3 year average) of ~$800MM
(2)
Capital Position Capital Uses
Note:
(1)
Data as of August 31, 2007
(2)
Average annual net income for 2004 – 2006
(3)
Assumes dividend maintained
(4)
Growth from net Managed loans as of August 31, 2007

©2007 Discover Financial Services
Conclusion – Opportunity to Create Value
• U.S. Card – Strong profits and well-positioned for continued controlled growth
• Payments – Unique assets, rapidly growing
• International Card – Significant upside from turnaround
• Strong capital generation